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                                                                 Exhibit 10.1.15


                          [FORM OF OPTION CERTIFICATE]

THE OPTION REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH OPTION MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THE TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR SIMILAR RULE AS THEN IN EFFECT UNDER SUCH ACT, OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

NO. _____                                                     Option to Purchase
                                                          Shares of Common Stock


                             UNITED AUTO GROUP, INC.

                          COMMON STOCK PURCHASE OPTION

                            Void after         , 2001

     United Auto Group, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, _________________, or their heirs, representatives, successors and assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the Initial Exercise Date (as defined below) and before 5:00 P.M. New York time,
on          , 2001 (the "Expiration Date") ________ fully paid and nonassessable shares of Common Stock of the Company. The purchase price per share of such Common Stock ("the Exercise Price") shall be $__________ [equal to the initial price to public of the Company's Common Stock specified in the final prospectus with respect to the Company's initial public offering].

     1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          1.1. The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

          1.2. The term "Common Stock" shall mean the Common Stock of the Company, and any other securities or property of the Company or of any other person
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(corporate or otherwise) which the holder of this Option at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable in exchange for or in replacement of Common Stock.

          1.3. The term Current Fair Market Value of the Common Stock shall mean with respect to each share of Common Stock:

               (a) if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day with respect to which the current fair market value of the Common Stock is being determined (or such shorter period as the Common Stock may have been trading on such securities exchange);

               (b) if the Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) over the twenty-one (21) day period ending three days before the day with respect to the current fair market value of the Common Stock is being determined (or such shorter period as the Common Stock may have been quoted on such system); or

               (c) if at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock on a common equivalent basis pursuant to such merger or acquisition.

     2.  INITIAL EXERCISE DATE; EXPIRATION.  This Option may be exercised at any
time or from time to time following             , 1996.  It shall expire at 5:00
P.M., New York time, on           , 2001.


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     3.  EXERCISE OF OPTION; PARTIAL EXERCISE.  This Option may be exercised in full or in part by the holder hereof by surrender of this Option, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment of the Exercise Price of the shares of Common Stock to be purchased hereunder. For any partial exercise hereof, the holder shall designate in the subscription the number of shares of Common Stock that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the holder hereof a new option of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Common Stock represented by this Option which have not been purchased upon such exercise.

     The Exercise Price may be paid at the holder's election either by cash or check payable to the order of the Company or by wire transfer.

     4. WHEN EXERCISE EFFECTIVE. The exercise of this Option shall be deemed to have been effected immediately prior to the close of business on the business day on which this Option is surrendered to the Company as provided in Section 2, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 4, shall be deemed to be the record holder of such Common Stock for all purposes.

     5. DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Option in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled on such exercise.

     6. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The character of the shares of Common Stock issuable upon exercise of this Option (or any shares of stock or other securities at the time issuable upon exercise of this Option) and the purchase price therefor, are subject to adjustment upon the occurrence of the following events:


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          6.1.  ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS,
     ETC. The exercise price of this Option and the number of shares of Common Stock issuable upon exercise of this Option (or any shares of stock or other securities at the time issuable upon exercise of this Option) shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock (or such other stock or securities). For example if there should be a two-for-one (2-for-1) stock split, the exercise price would be divided by two (2) and such number of shares would be doubled or if there should be a one-for-two (1-for-2) reverse stock split, the exercise price would be doubled and the number of shares would be divided by two (2).

          6.2. ADJUSTMENT FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Option) payable in (i) securities of the Company (other than shares of Common Stock) or
     (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Option on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Common Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option).

          6.3. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving


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     entity of such consolidation, merger or reorganization, or any transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Option, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Common Stock issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option).

          6.4. ADJUSTMENT FOR ISSUANCE OF RIGHTS OR OPTIONS. In case the Company shall issue rights or options to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Fair Market Value of the Common Stock on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the then current fair market value per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or options are issued and shall


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     become effective immediately after the record date for the determination of shareholders entitled to receive such rights or options; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or options, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or options been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

          6.5. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Option, the Company will promptly give written notice thereof to the holder of this Option in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Option against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Option above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Option, and (c) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Option will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all


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taxes, liens and charges with respect to the issue thereof.

          8.  NOTICE OF RECORD DATE, ETC.  In the event of

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribed for, purchase or otherwise acquire any shares of stock of any class or any other securities, then and in each such event the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock (or any shares of stock or other securities at the time issuable upon the exercise of this Option) shall be entitled to exchange their shares for securities or other property deliverable on which reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant


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and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

     9. EXCHANGE OF OPTIONS. On surrender for exchange of this Option, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Option of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Option so surrendered.

     10. REPLACEMENT OF OPTIONS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement reasonably satisfactory in form and amount of the Company or, in the case of any such mutilation, on surrender and cancellation of such Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

     11. REGISTRATION RIGHTS. The holder of this Option is entitled to all of the benefits of the Registration Rights Agreement dated __________, 1996, by and among UAG, Samuel X. DiFeo and Joseph DiFeo, as if such holder was a party to such agreement.

     12. INVESTMENT INTENT. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Option, the holder thereof, by accepting this Option, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the own account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion hereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof).

     13. TRANSFER. Subject to the transfer conditions referred to in the legend endorsed hereon, this Option and all rights hereunder are transferrable,


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in whole or in part, without charge to the holder thereof upon surrender of this
Option with a properly executed assignment (in the form annexed hereto) at the principal office of the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the holder hereof a new Option of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Common Stock which were not so transferred.

     14. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Option does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder as a stockholder of the Company.

     15. DAMAGES. The Company recognizes and agrees that the holder hereof will not have an adequate remedy if the Company fails to comply with the terms of this Option and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of this Option or any other person entitled to the benefits of this Option requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of the terms hereof.

     16. NOTICES. All notices referred to in this Option shall be in writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and
(ii) to the holder of this Option, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

     17. PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of this Option shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect to the issue or delivery thereof.


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     18.  MISCELLANEOUS.  This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to any principles of the conflicts of laws). The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated:              , 1996

                                        United Auto Group, Inc.


                                        By
                                           ---------------------------
                                           Name:
                                           Title:


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                             ATTACHMENT A TO OPTION
                              FORM OF SUBSCRIPTION
                    (To be signed only on exercise of Option)

To   UNITED AUTO GROUP, INC.

     The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, __________* shares of Common Stock of United Auto Group, Inc., and makes payment of $_______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _____________________________________.


                                        --------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)

                                        --------------------------------

                                        --------------------------------
                                                   Address
Dated:

_______________________
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                             ATTACHMENT B TO OPTION
                               FORM OF ASSIGNMENT
                    (To be signed only on transfer of Option)

     For value received, the undersigned hereby sells, assigns, and transfer unto ___________________ the right represented by the within Option to purchase shares of Common Stock of United Auto Group, Inc. to which the within Option relates, and appoints ______________ Attorney to transfer such right on the books of _________________ with full power of substitution in the premises.


                                        --------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)

                                        --------------------------------

                                        --------------------------------
                                                 Address

Dated: